UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2006

INLAND AMERICAN REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

2901 Butterfield Road
Oak Brook, Illinois  60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Soliciting Dealer Agreement

On June 28, 2006, Inland American Real Estate Trust, Inc. (the “Company”), Inland Securities Corporation (the “Dealer Manager”), Inland American Business Manager & Advisor, Inc. (the “Business Manager”) and Ameriprise Financial Services, Inc. (“Ameriprise”) entered into a Soliciting Dealer Agreement (the “Soliciting Dealer Agreement”) pursuant to which Ameriprise has been appointed as a soliciting dealer to solicit subscriptions for shares of common stock in connection with the Company’s initial public offering.

Pursuant to the terms of the Soliciting Dealer Agreement, the Dealer Manager generally will (i) pay Ameriprise a selling commission equal to seven percent (7.0%) of the selling price of each Share for which a sale is completed with respect to Shares offered and sold by Ameriprise; (ii) pay Ameriprise a marketing contribution equal to one and one-half percent (1.5%) of the selling price of each Share for which a sale is completed with respect to Shares offered and sold by Ameriprise; and (iii) reimburse Ameriprise all bona fide expenses incurred in connection with Ameriprise’s due diligence investigation of the Company or the Offering up to one-half percent (0.5%) of the selling price of each Share offered and sold by Ameriprise (except for certain Special Sales).

Subject to certain limitations set forth in the Soliciting Dealer Agreement, the Company, the Dealer Manager and the Business Manager, jointly and severally, agree to indemnify, defend and hold harmless Ameriprise and each person, if any, who controls Ameriprise within the meaning of the Securities Act of 1933, as amended, against losses, liability, claims, damages and expenses caused by certain untrue statements or alleged untrue statements of a material fact made in connection with the offering or in certain SEC filings or the breach by the Company, the Dealer Manager or the Business Manager or any employee or agent acting on their behalf, of any of the representations, warranties, covenants, terms and conditions of the Soliciting Dealer Agreement.

The information set forth above with respect to the Soliciting Dealer Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Soliciting Dealer Agreement, which is attached hereto as Exhibit 1.3 and is incorporated into this Item 1.01 disclosure by reference.

Regarding the relationship between the Company, the Dealer Manager and the Business Manager, please see the Company’s report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2005, which report is incorporated into this Item 1.01 disclosure by reference.

Item 9.01. Financial Statements and Exhibits.

                (d)           Exhibits:

Exhibit No.	Description

1.3

Soliciting Dealer Agreement, dated June 28, 2006, by and between Inland American Real Estate Trust, Inc., Inland Securities Corporation, Inland American Business Manager & Advisor, Inc. and Ameriprise Financial Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

	By:	/s/ Roberta S. Matlin
	Name:	Roberta S. Matlin
Date: July 5, 2006	Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description

1.3

Soliciting Dealer Agreement, dated June 28, 2006, by and between Inland American Real Estate Trust, Inc., Inland Securities Corporation, Inland American Business Manager & Advisor, Inc. and Ameriprise Financial Services, Inc.